Income Taxes (Significant Components Of Deferred Tax Assets (Liabilities)) (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010 Predecessor
Deferred tax assets and (liabilities):
Depreciation and amortization		$ (336,024)	$ (160,145)
Investment in partnership		(246,832)	(81,914)
Accounts receivable		1,087	1,245
Fair value of interest rate swap			1,362
Accruals and reserves		97	6,292
Capital and net operating losses		89,291	50,854
Debt discount and interest		186	(3,546)
Equity compensation		1,632	6,181
Valuation allowance		(8,698)	(26,313)
Tax receivable agreement obligation to related parties		1,248	12,208
Other		1,829	1,332
Net deferred tax assets and (liabilities)		(496,182)	(192,444)
Current deferred tax assets	5,088	5,862	7,913
Non-current deferred tax liabilities		(502,044)	(200,357)
Net deferred tax assets and (liabilities)		$ (496,182)	$ (192,444)